CREATIVE • RELIABLE • COMPOSITES INVESTOR PRESENTATION SEPTEMBER 2017

FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURERS This presentation, our remarks, and answers to questions contain historical information and forward-looking statements within the meaning of the federal securities laws. As a general matter, forward-looking statements are those focused upon future plans, objectives or performance as opposed to historical items and include statements of anticipated events or trends and expectations and beliefs relating to matters not historical in nature. Such forward-looking statements involve known and unknown risks and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. These uncertainties and factors could cause our actual results to differ materially from those matters expressed in or implied by such forward-looking statements. We do not undertake any obligation to update any forward-looking statements to reflect the impact of circumstances or events that may arise after the date of such forward-looking statements. We believe that the following factors, among others, could affect our future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made in this presentation: business conditions in the plastics, transportation, marine and commercial product industries (including slowdown in demand for truck production); federal and state regulations (including engine emission regulations); general economic, social and political environments in the countries in which we operate; safety and security conditions in Mexico; dependence upon certain major customers as the primary source of our sales revenues; our efforts to expand our customer base; the ability to develop new and innovative products and to diversify markets, materials and processes and increase operational enhancements; the actions of competitors, customers, and suppliers; failure of our suppliers to perform their obligations; the availability of raw materials; inflationary pressures; new technologies; regulatory matters; labor relations; our loss or inability to attract and retain key personnel; the ability to successfully identify, evaluate and manage potential acquisitions and to benefit from and properly integrate any completed acquisitions; federal, state and local environmental laws and regulations; the availability of capital; our ability to provide on-time delivery to customers, which may require additional shipping expenses to ensure on-time delivery or otherwise result in late fees; risk of cancellation or rescheduling of orders; management’s decision to pursue new products or businesses which involve additional costs, risks or capital expenditures; and other risks identified from time-to-time in our public documents on file with the Securities and Exchange Commission (“SEC”), including those described in our Annual Report on Form 10-K for the year ended December 31, 2016 as well as our other filings with the SEC. This presentation, our remarks, and answers to questions include references to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and free cash flow (“FCF”), which are non-GAAP financial measures. EBITDA is reconciled to net income and FCF is reconciled to operating cash flow, their most directly comparable GAAP measures, in the financial table included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP-results. CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 2

COMPANY OVERVIEW • NYSE American: CMT • Headquarters: Columbus, OH • Over 1M square feet of manufacturing space in the US & Mexico • Incorporated: 1996 • Employees: ~ 1,250 • Market cap*: $157.4M • Shares outstanding: 7.9M • TTM (6/30/17) revenues of $174.5M, EBITDA of $16.9M**, and net income of $6.9M • TTM P/E* of 22.5x • P/BV* of 1.52x CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 3 Leading manufacturer of specialized plastic products • Compound and molded fiber reinforced plastics (FRP) • Industry-leading range of production processes • Supply 2,000,000 parts and assemblies per year • Leading market share in heavy-duty truck market (1) • High quality blue-chip customer base (1) Based on management’s estimates and other quantitative and qualitative factors *As of 8/28/17 **Non-GAAP; see appendix

STRONG FINANCIAL METRICS AND GROWTH POTENTIAL INCREASED PRODUCT REVENUE expected beginning in 2018 as a result of anticipated rebound in truck market NEW PROGRAMS expected to provide incremental revenues beginning in 2018 and 2019 Improved operational effectiveness through ongoing CONTINUOUS IMPROVEMENT activities RECORD LEVEL of cash on hand available for future investments Continue to evaluate acquisition opportunities to BROADENED PRODUCT OFFERING & MARKETS CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 4

COMPOSITES - A LARGE AND GROWING INDUSTRY IN THE US FORECAST TO GROW AT 4.9% CAGR THROUGH 2022 CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 5 KEY INDUSTRY TRENDS: • Growth being driven by: 1. PERFORMANCE DEMANDS 2. COST REDUCTION 3. LIGHTWEIGHTING $8.0B INDUSTRY / 3.7% Growth in 2016 EXPECTED TO REACH $10.6B IN 2022 Source: Lucintel US Composite Materials Demand Forecast ($ Billion) 0 2 4 6 8 10 12 2016 2022 Sh ip m e n ts ( $B ) U.S. Composite Materials Market Forecast by Application Segments Other Consumer Goods Electrical & Electronics Construction Pipe & Tank Aerospace Wind Energy Marine Transportation $8 B $10.6 B 4.9% CAGR

MARKETS WE SERVE CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 6 TRUCK Manufacturers of heavy- and medium-duty trucks and buses built on truck platforms MARINE Applications related to boating and personal watercraft AUTOMOTIVE Manufacturers of light passenger vehicles and their Tier 1 and Tier 2 suppliers AG & CONSTRUCTION EQUIPMENT Manufacturers of heavy and light equipment that supports earth or soil changes and improvements INDUSTRIAL Products used in industrial settings such as factories and commercial buildings PRODUCT REVENUE BY MARKET 2016 Heavy Duty Truck [VALUE] Medium Duty Truck [VALUE] Truck (OEM Service) [VALUE] Marine [VALUE] Auto [VALUE] Other [VALUE]

Truck 68% Marine 19% Auto 9% Other 4% HIGH QUALITY, LONG-TERM CUSTOMER BASE CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 7 Largest industry concentration reduced from 91% to 68% Largest customer concentration reduced from 45% to 27% YEARS OF SERVICE 20 YEARS 20 YEARS 18 YEARS 16 YEARS 16 YEARS Navist ar [VALU E] PACC AR [VALU E] Volvo [VALU E] Yama ha [VALU E] Other [VALU E] Navist ar [VALU E] PACCA R [VALU E] Volvo [VALU E] Yamah a [VALU E] Other [VALU E] 2011 2016 Truck [VALU E] Marine [VALU E] Auto [VALU E] Other [VALU E] 2011 2016

MULTI-YEAR VISIBILITY ON TRUCK PROGRAMS • Time of award to production typically 1-3 years with tooling completed during this period • Once launched, production on a program lasts 5-20 years with service extending many years thereafter • Programs are generally sole-sourced to one supplier due to cost of tooling • OEMs may make product modifications during the program lifecycle to meet new requirements • OEMs generally do not seek other companies to re- quote existing programs during the program lifecycle • Program continuity is based primarily on quality, delivery and overall dependability • When an OEM launches a re-designed truck, the older model typically is still produced for several years CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 8 LONG-TERM VISIBILITY OF TRUCK PROGRAMS • Most of Core’s major programs extend for many years • Time, expense and risk associated with switching suppliers is substantial

A DOMINANT SUPPLIER TO TRUCK MARKET • 35% market share for heavy duty truck (1) • 7 truck brand customers • Multiple models with each customer • Long-standing customer relationships • Major programs extend for multiple years CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 9 Navistar [VALUE] Volvo [VALUE] PACCAR [VALUE] Daimler [VALUE] 2016 Truck Sales (1) Based on management’s estimates and other quantitative and qualitative factors 10 Models 5 Models 13 Models 8 Models

FAVORABLE HEAVY TRUCK MARKET DYNAMICS CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 10 FOUR LARGE OEMS All are Core customers CYCLICAL INDUSTRY- BUILDS HAVE HISTORICALLY INCREASED EACH CYCLE 5-7 year business cycles LONG MODEL LIFE CYCLES 5-20 years STEADY REPLACEMENT DEMAND Fleets operate vehicles ~6 years before sending to secondary market KEY INDUSTRY TRENDS • Key drivers for market growth include: 1. Overall economic environment 2. Levels of truck-based freight and capacity 3. Access to and cost of capital 4. Trucker profitability and productivity • Government regulations often drive product design changes and can impact demand • Short-term industry corrections can be the result of swings in demand and OEM/Distributor inventory levels 50 100 150 200 250 300 350 08 09 10 11 12 13 14 15 16 17E 18E 19E 20E N.A. Class 8 Truck Production (000 units) Source: ACT Research Co., August 2017

MANAGEMENT TEAM EXPERIENCED IN NAVIGATING THE CYCLICAL TRUCK MARKET CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 11 • Experienced management team with deep understanding of truck cyclicality • Demonstrated capability of managing through truck cycles • Industry diversification has lessened dependence on Class 8 unit production • Operating costs predominantly variable, allowing management flexibility to scale expenses with revenue during cycles PROFITABLE EVERY YEAR OF THE LAST CYCLE 0 50 100 150 200 0 100 200 300 400 500 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 P ro d u ct R ev en u e ($ milli o n s) Cla ss 8 Uni ts P ro d u ce d (0 0 0 ) Class 8 Unit Production Core Product Revenues Source: ACT Research Co. Last Cycle = Nine Years Average Over Last Cycle* Gross Margin EBITDA** ROIC 16.7% 10.6% 11.5% *See appendix **Non-GAAP; See appendix

CUSTOM MANUFACTURER OF MOLDED PLASTIC PARTS CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 12 Part / Tooling / Material Design Tooling Program Management / Launch Material Manufacturing Part Manufacturing (Molding, etc.) Coating / Priming Assembly Line Sequencing / Shipping

PRODUCT EXPERTISE • Core manufactures large molded parts for original equipment manufacturers (OEMs) • We specialize in combining multiple moldings and hardware to produce complex assemblies CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 13 Sleeper roofs Air deflectors Visors Hoods Fender extensions Cab trim Bus hoods and fenders Watercraft decks & hulls Battery covers Underbody shields Antenna radomes Industrial fan blades Utility carts

PROCESS EXPERTISE • A full range of composite processes to meet individual customer needs, production volume requirements and cost objectives • Assemblies with components individually customized by process • Core develops and manufactures custom formulations and specialized materials for demanding applications • Investment in machinery and equipment creates barrier to entry CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 14 Composite Process Offerings SMC DLFT RTM/V RTM HLU/S U RIM Other VOLUME HIGH LOW Hand Lay-Up Spray-Up Resin Transfer Molding Reaction Injection Molding Compression Molding (SMC / DLFT)

MATERIALS EXPERTISE • Skilled at developing custom materials to meet specific customer performance requirements • Fully-resourced with on-staff materials scientists and external cooperative development partnerships • Lightweighting sheet molding compound (SMC) formulations demanded by the transportation industry • Specialized materials for high strength, UV and chemical exposure applications • Custom development of both thermoset (high temperature) and thermoplastic (high recyclability) resin configurations • Completion of second SMC line in 2014 approximately doubled SMC production capacity CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 15 COMPREHENSIVE SUITE OF LIGHTWEIGHTING SMC FORMULATIONS • Featherlite® • FeatherliteXL® • Airilite® • Econolite® • Mirilite® • Hydrilite®

STRATEGICALLY LOCATED FACILITIES WITH ABILITY TO GROW • Proximity to current customers • Well situated to reach targeted customers in our growth markets • Production cost benefit from Mexico-based operations • High barriers to entry • Double-digit average return on invested capital Core plants Automotive customer plants Construction and Ag Equipment customer plants Truck customer plants Marine customer plants OVER 1 MILLION SQUARE FEET OF MANUFACTURING SPACE IN NORTH AMERICA CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 16

Recent Successful Acquisition: • Acquired CPI Binani on 3/20/15 for $15 million • Adds existing programs with industry-leading customers in marine, automotive, packaging, and other industries • Expands thermoplastics capabilities with addition of direct long-fiber thermoplastics (D-LFT) products • First year full year EPS accretion of $0.18 DISCIPLINED ACQUISITION STRATEGY KEY CRITERIA: • Focus on large, non-commodity polymer parts • Diversification into new markets and customers, reducing concentration risk and effect of truck cycles • Expansion of materials and process capabilities, increasing customer solution offerings • Geographic expansion with facilities in close proximity to the OE CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 17

FINANCIAL HIGHLIGHTS CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 18 Historical Net Sales (in millions) Historical EPS* 2016 Results Commentary: $1.11 $0.92 $1.28 $1.58 $0.97 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2012 2013 2014 2015 2016 $162.5 $144.1 $175.2 $199.1 $174.9 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2012 2013 2014 2015 2016 • Delivered nearly a dollar per share in earnings despite sales decline due to heavy duty truck market downturn • Completed over $28 million of new and replacement tooling projects • Consistent profitability and disciplined capital management resulted in the addition of $19 million to cash balance over the course of the year *Fully diluted shares

CONSISTENT PROFITABILITY CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 19 Historical Gross Margins Historical EBITDA* Margins Recent Results Commentary: • Solid gross margin for 2016 despite decline in product sales • Operating costs predominantly variable, allowing management to scale expenses with revenue • Leverage of fixed and SG&A cost resulted in EBITDA of 10.2% 15.9% 16.4% 17.2% 18.2% 16.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2012 2013 2014 2015 2016 10.5% 10.4% 11.2% 12.3% 10.2% 0.0% 5.0% 10.0% 15.0% 20.0% 2012 2013 2014 2015 2016 Average Gross Margin – 16.7% Average EBITDA Margin – 10.9% * Non-GAAP; See appendix

SIGNIFICANT INVESTMENT IN INFRASTRUCTURE • Over $37 million of capital additions over past five years • Significant infrastructure in place to support future business • Required infrastructure for the business creates a barrier to entry • Sustaining capex over past five years of approximately 1% of revenues • Earnings reinvested in business provides for future growth • Efficient use of PP&E has resulted in average ROIC* of 11.3% per year over past 5 years CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 20 12.8% 10% 12.8% 13.6% 7.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2012 2013 2014 2015 2016 *ROIC = NOPAT / Average Invested Capital Return on Invested Capital $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2012 2013 2014 2015 2016 Capital Additions (in millions) Capacity Program Sustaining

STRONG FINANCIAL POSITION Conservative Balance Sheet Five Year Total FCF = $40.3 million Debt to Equity Ratio of 10% Access to Capital Markets CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 21 • Pursue additional tuck-in and more transformative acquisitions • Reinvest in existing operations • Initiated $.05 / share quarterly dividend in August 2017 Financial Flexibility to: $6.5 $(2.4) $0.1 $12.9 $23.2 ($4.0) $0.0 $4.0 $8.0 $12.0 $16.0 $20.0 $24.0 $28.0 2012 2013 2014 2015 2016 Free Cash Flow* *Non-GAAP; See appendix $58.0 $67.4 $76.1 $88.7 $96.8 $9.5 $5.7 $5.2 $13.5 $9.8 0% 5% 10% 15% 20% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2012 2013 2014 2015 2016 Shareholders' Equity Total Debt D/E Ratio Shareholders’ Equity/Total Debt (in Mill io n s) (in Mill io n s)

ROBUST LONG-TERM GROWTH OUTLOOK • Truck builds expected to rebound after pause in 2016 to more than 298k class 8 units by 2020(1) • Increasing presence in non-truck markets • Composite industry growing faster than overall economy • Securing business with new and existing customers • Strategic M&A opportunities • Continued efforts to grow the business by expanding our markets, increasing our customer base and adding new materials and processes CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 22 INCREASING PRESENCE IN NON-TRUCK MARKETS 8% 32% increase in 2016 non-truck sales vs. 2015 of 2016 sales were non-truck vs. 22% in 2015 (1) Based on ACT Research Co. August 2017 report

LONG TERM STRATEGIC OBJECTIVES CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 23 • Continue diversification of industry and customer base to reduce effect of truck cycles • Increase process and material offerings in order to provide customers with a broad range of solutions • Best in class operations and customer service to provide customers with the highest quality dependable service at a competitive price • Complete strategic acquisitions that diversify industry concentration and broaden process and material offerings • Organic growth from further penetration of existing customer base Diversified manufacturer of organic polymer parts with an emphasis on serving OEMs

INVESTMENT HIGHLIGHTS • Extensive process expertise in large & growing industry • A dominant supplier in principal end market • Multi-year programs and high barriers to entry • Wide range of service offerings providing customers with multiple alternatives • Multiple pathways to growth resulting from end market diversification and M&A opportunities • Solid financial position with minimal leverage and ample liquidity • Highly qualified and experienced management CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 24

CONTACT Company Representative Core Molding Technologies CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 25 Corporate Offices Core Molding Technologies 800 Manor Park Drive Columbus, OH 43228 Investor Relations Advisors The Equity Group Inc. Fred Buonocore, CFA Senior Vice President 212-836-9607 fbuonocore@equityny.com John Zimmer Chief Financial Officer 614-870-5604 jzimmer@coremt.com Kevin Towle Associate 212-836-9620 ktowle@equityny.com

APPENDIX CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 26

MANAGEMENT TEAM CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 27 Kevin Barnett – President & CEO – 20 Years with Core Molding Technologies • Joined Core in 1997 as CFO, Vice President, Secretary and Treasurer • Held Vice President Columbus Operations, Vice President Business Development and Group Vice President roles from 2002 to 2006 • January 2007: appointed President, CEO and a director • Previously worked for Medex Inc., a publicly held manufacturer and marketer of injection molded products used for medical and surgical applications and with Deloitte & Touche LLP John Zimmer – CFO, Vice President, Treasurer and Secretary – 4 Years with Core • CFO, Vice President, Treasurer and Secretary of the Company since November 2013 • Previously CFO at: U.S. Collections, Inc., Parex Group USA, Inc., a division of Parex Group, a $1 billion manufacturer of construction materials, and The Upper Deck Company, LLC • Prior: Vice President of Finance for Cardinal Health Pyxis Products; senior management roles with SubmitOrder, Inc., Cardinal Health and Deloitte & Touche Robert Price – Vice President of Operations – <1 Year with Core • Joined the Company in December 2016 • Previous Director of North American Operations & Material Planning for AGM Automotive • Held multiple Vice President roles in production, engineering, quality and safety at GKN Sinter Metals Terrence O’Donovan – Vice President of Marketing & Sales – 8 Years with Core • Vice President of Marketing & Sales of the Company since January 2009 • Previously employed by Q3 Industries in Columbus, Ohio, where he held the positions of VP of Sales and Marketing serving the OEM commercial vehicle, automotive, and general industrial markets, and as the Chief Operating Officer • Held operations and management positions at Hawk Corporation, The Auld Company and The Timken Company

CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 28 The Company believes that supplementing its financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP) with certain non-GAAP financial measures, as defined by the Securities and Exchange Commission (the “SEC”), provides a more comprehensive understanding of the Company’s results of operations. Such measures include EBITDA, which should not be considered an alternative to GAAP financial measures, but instead should be read in conjunction with the GAAP financial measures. Readers are urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and its other SEC filings, which advise interested parties of certain factors that affect the Company’s business. LAST TRUCK CYCLE FINANCIAL METRICS ($000's) 2007 2008 2009 2010 2011 2012 2013 2014 2015 Revenue $122.7 $116.7 $83.3 $100.3 $143.3 $162.5 $144.1 $175.2 $199.1 Gross Margin 13.8% 18.2% 13.7% 16.3% 20.8% 15.9% 16.4% 17.2% 18.2% EBITDA Margin 7.3% 10.9% 7.6% 10.3% 14.6% 10.5% 10.4% 11.2% 12.3% ROIC* 9.4% 16.8% 3.8% 5.7% 18.4% 12.8% 10.0% 12.8% 13.6% *ROIC = NOPAT / Average Invested Capital

EBITDA RECONCILIATION

($000's)	Twelve Months Ended										
	12/31/07	**12/31/08**	**12/31/09**	**12/31/10**	**12/31/11**	**12/31/12**	**12/31/13**	**12/31/14**	**12/31/15**	**12/31/16**	**TTM 6/30/2017**
Net Income	$3,726	$5,643	$1,108	$2,433	$10,526	$8,190	$6,866	$9,634	$12,050	$7,411	$6,909
Interest expense, net	175	689	951	1,342	696	334	214	122	330	298	261
Income tax expense	1,668	2,857	427	2,643	5,722	3,966	3,034	4,891	6,118	3,836	3,375
Depreciation and amortization	3,410	3,545	3,856	3,949	3,942	4,523	4,878	5,023	6,041	6,283	6,347
EBITDA	**8,979**	**12,734**	**6,342**	**10,367**	**20,886**	**17,013**	**14,992**	**19,670**	**24,539**	**17,828**	**16,891**

The Company believes that supplementing its financial statements prepared in accordance with United States generally accepted accounting principles ("GAAP) with certain non-GAAP financial measures, as defined by the Securities and Exchange Commission (the "SEC"), provides a more comprehensive understanding of the Company's results of operations. Such measures include EBITDA, which should not be considered an alternative to GAAP financial measures, but instead should be read in conjunction with the GAAP financial measures. Readers are urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and its other SEC filings, which advise interested parties of certain factors that affect the Company's business.

CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // **29**

FREE CASH FLOWS RECONCILIATION CORE MOLDING TECHNOLOGIES, INC. INVESTOR PRESENTATION // 30 ($000's) Twelve Months Ended 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Operating Cash Flow $14,798 $6,917 $10,827 $18,615 $26,069 (-) Purchase of property, plant and equipment (8,258) (9,332) (10,679) (5,683) (2,863) Free Cash Flows 6,540 (2,415) 148 12,932 23,206 The Company believes that supplementing its financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP) with certain non-GAAP financial measures, as defined by the Securities and Exchange Commission (the “SEC”), provides a more comprehensive understanding of the Company’s results of operations. Such measures include FCF, which should not be considered an alternative to GAAP financial measures, but instead should be read in conjunction with the GAAP financial measures. Readers are urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and its other SEC filings, which advise interested parties of certain factors that affect the Company’s business.